UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BANKS.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 29, 2011

Dear Shareholder:

You are cordially invited to attend the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of Banks.com, Inc. (the “Company”), which will be held at the Company’s principal executive office located at 425 Market Street, Suite 2200, San Francisco, California 94105, on Friday, June 24, 2011, at 10:00 a.m. PDT. Attendance at the meeting is limited to shareholders as of the close of business on April 18, 2011 (the “Record Date”) or their proxy holders.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the Annual Meeting, please submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may submit your proxy (i) over the Internet, or (ii) by completing, signing, dating and returning the enclosed Proxy Card promptly in the accompanying envelope. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. If you attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. I look forward to greeting as many of our shareholders as possible.

Very truly yours,

DANIEL M. O’DONNELL

President, Chief Executive Officer, and

Chairman of the Board of Directors

This Proxy Statement is dated April 29, 2011 and is first being mailed, along with the attached proxy card or voting instructions, to the Company’s shareholders as of the Record Date on or about April 29, 2011.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 24, 2011

Dear Shareholder:

The 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of Banks.com, Inc. (the “Company”) will be held at the Company’s principal executive office located at 425 Market Street, Suite 2200, San Francisco, California 94105 on Friday, June 24, 2011 beginning at 10:00 a.m. PDT. At the Annual Meeting, the holders of the Company’s outstanding voting securities will act on the following matters as more fully described in the accompanying Proxy Statement:

(1)	To elect the five members of the Board of Directors for a one-year term expiring at the 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

(2)	To ratify the appointment of Burr Pilger Mayer, Inc., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(3)	To transact such other business as may properly come before the Annual Meeting.

Please note that registration will begin promptly at 9:45 a.m. PDT. Each shareholder and/or proxy holder may be asked to present valid photo identification, such as a driver’s license or passport. Shareholders holding stock through a brokerage account or other nominee (i.e. in “street name”) must bring a copy of a brokerage statement reflecting stock ownership as of the close of business on April 18, 2011. It is important that your shares be represented; therefore, even if you presently plan to attend the Annual Meeting, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTIONS AS PROMTPLY AS POSSIBLE. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

DANIEL M. O’DONNELL

President, Chief Executive Officer, and

Chairman of the Board of Directors

San Francisco, California

April 29, 2011

Your vote is very important regardless of the number of shares you own. We encourage you to read this Proxy Statement carefully and complete, sign, date, and return the enclosed proxy card or voting instructions as promptly as possible. We appreciate your cooperation and continued support.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 24, 2011

To access the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders, the form of proxy card, and the Company’s Annual Report for the fiscal year ended December 31, 2010, visit

https://materials.proxyvote.com/066470

BANKS.COM, INC.

425 Market Street, Suite 2200

San Francisco, California 94105

(Principal Executive Offices)

PROXY STATEMENT

This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders of Banks.com, Inc., a Florida corporation (the “Company,” “Banks.com,” “we,” “us,” or “our”), in connection with the solicitation of proxies on behalf of our Board of Directors (the “Board”) on or about April 29, 2011. The proxies solicited hereby are to be voted at our 2011 Annual Meeting of Shareholders to be held at the Company’s principal executive office located at 425 Market Street, Suite 2200, San Francisco, California 94105 on June 24, 2011 at 10:00 a.m. PDT and at any and all postponements or adjournments thereof (the “Annual Meeting”).

QUESTIONS AND ANSWERS ABOUT THE 2011 ANNUAL MEETING AND VOTING

Why have I received these materials?

Our Board is providing these proxy materials to shareholders of record as of the close of business on April 18, 2011 (the “Record Date”) in connection with the Annual Meeting that will take place on June 24, 2011. As a shareholder as of the close of business on the Record Date, you are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

What information is contained in this Proxy Statement?

The information included in this Proxy Statement is related to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and executive officers and certain other required information.

What items of business will be voted on at the Annual Meeting?

The following matters outlined in the Notice of Annual Meeting are scheduled to be voted upon at the Annual Meeting:

•	To elect five members of our Board for a one-year term expiring at the 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

•	To ratify the appointment of Burr Pilger Mayer, Inc., as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	To transact such other business as may properly come before the Annual Meeting.

Who can attend the Annual Meeting?

All shareholders as of the close of business on the Record Date, or their duly appointed proxy holders, may attend the Annual Meeting. Registration will begin at 9:45 a.m., and ample time should be allowed for check-in procedures. If you attend, please note that you may be asked to present valid photo identification, such as a driver’s license or passport. If you are a shareholder of record, your name will be verified against the list of shareholders as of the Record Date prior to admittance to the Annual Meeting. Please also note that if you are a beneficial holder and hold your shares through a broker or other nominee (i.e. in “street name”), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date before you are admitted to the Annual Meeting.

What does it mean if I am a “shareholder of record” or a “beneficial owner”?

There are some distinctions between shares held of record and those owned beneficially, which may affect your ability to vote your shares. We have provided a summary of the ownership characteristics below to assist you.

Shareholder of Record

You are considered a shareholder of record if your shares are registered directly in your name with our transfer agent, Transfer Online, Inc. With respect to those shares, you are considered the shareholder of record. These proxy materials are being sent directly to you and as the shareholder of record you have the right to grant your voting proxy directly to us with the attached proxy card or to vote in person at the meeting.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. These proxy materials should have been forwarded to you together with a voting instruction form. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote or you may attend the Annual Meeting in person. However, since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a legal proxy from the broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Your broker or other nominee should have enclosed or provided voting instructions for you to use in instructing them how to vote your shares.

What does it mean if I receive multiple proxy cards or voting instructions?

If you are a shareholder of record and your shares are registered in more than one name, you may receive more than one proxy card. If you are a beneficial owner and hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. To ensure that all your shares are voted, please complete, sign, date and return each proxy card and voting instruction card that you receive.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record of our common stock (“Common Stock”) and our Series C Preferred Stock (“Series C Preferred Stock”), par value $0.001 per share, as of the close of business on our Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 25,853,009 shares of Common Stock and 3,000,000 shares of Series C Preferred Stock outstanding. We have no other class of capital stock outstanding. The Common Stock and the Series C Preferred Stock vote together as a single class on all matters to be voted on at the Annual Meeting. However, in the election of directors, if Daniel O’ Donnell is not then serving as a director of the Company or its Chief Executive Officer, the holders of our Series C Preferred Stock will be entitled to elect one director (the “Series C Director”) voting as a separate class. A list of our shareholders as of the Record Date will be available for examination by any shareholder at the Annual Meeting and, for any purpose related to the Annual Meeting, at our principal executive office located at 425 Market Street, Suite 2200, San Francisco, California 94105, for a period of ten days prior to the Annual Meeting.

How many votes am I entitled to?

Each holder of Common Stock will be entitled to one vote per share and each holder of Series C Preferred Stock will be entitled to one vote per share, in person or by proxy, for each share of stock held in such shareholder’s name as of the Record Date.

What constitutes a quorum?

An aggregate of 51% of the voting power of the Common Stock and Series C Preferred Stock outstanding on the Record Date and entitled to vote must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. Shares represented by a proxy card marked “ABSTAIN” or shares held by brokers that are returned without voting instructions (if the broker has discretion to vote on at least one of the matters presented) are also counted as present for the purpose of determining whether the quorum requirement is satisfied.

Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for such adjournment or postponement).

What is the effect of not voting?

The effect of your decision not to vote will depend on how your share ownership is registered. If you are a shareholder of record and do not vote, your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement. If a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

If you are a beneficial holder and do not vote, your broker may represent your shares at the Annual Meeting for purposes of obtaining a quorum. In the absence of your voting instructions, your broker may or may not vote your shares at its discretion depending on the proposals before the Annual Meeting. Your broker may vote your shares in its discretion on the routine matters discussed in this Proxy Statement, such as Proposal 2, ratification of auditors. However, a broker is prohibited from exercising discretionary authority on non-routine matters if voting instructions have not been provided (“broker non-votes”), and, if you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to Proposal 1, the election of directors, and your shares will not be counted as voting in the election of directors. Broker non-votes cannot occur with respect to routine proposals.

What vote is required to approve the proposals and how is the vote tabulated?

Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The nominees for director receiving the greatest number of votes will be elected. Therefore, any shares not voted, even if due to abstentions or broker non-votes, will not affect the election of directors. If Daniel O’Donnell is not serving as a director of the Company or as its Chief Executive Officer, the holders of the Series C Preferred Stock have the right to call, at any time, a special meeting of the holders of the Series C Preferred Stock for the purpose of electing the Series C Director. The person nominated as the Series C Director will be elected by a plurality of the votes cast by the outstanding shares of Series C Preferred Stock entitled to vote in the election (assuming that a quorum is present at the meeting).

Proposal 2: Ratification of Independent Registered Public Accounting Firm

If a quorum exists at the Annual Meeting, the appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2011 will be ratified if the number of votes cast in favor of the ratification exceeds the number of votes cast against the ratification. Abstentions will not be counted toward the tabulation of votes cast and will have no effect on the outcome of the vote.

How do I submit my vote?

Vote by Mail

Shares held by shareholders of record who complete and properly sign the accompanying proxy card and return it to us will be voted as you indicate on the proxy card itself. Beneficial owners may vote by submitting voting instructions to your broker or other nominee.

Vote by Internet

In order to facilitate the solicitation process, we have also established means by which our shareholders can vote by Internet by following the instructions set forth on your proxy card or voting instructions form.

Vote at the Annual Meeting

If you are a shareholder of record and attend the Annual Meeting, you may deliver your completed proxy card in person. We encourage you, however, to submit the enclosed proxy card in advance of the Annual Meeting. In addition, ballots will be available for shareholders of record to vote in person at the Annual Meeting. Beneficial owners who would like to vote in person at the Annual Meeting may only do so by obtaining a legal proxy from your broker or other nominee that holds your shares.

Can I change my vote after I return my proxy card?

Yes. You may revoke any proxy or voting instructions given pursuant to this solicitation at any time before its/their use by delivering to Banks.com, Inc., Attn: Mark A. Schwerin, Secretary, 425 Market Street, Suite 2200, San Francisco, California 94105, a written notice of revocation or a duly executed proxy or voting instructions bearing a later date or by attending the Annual Meeting and voting in person. To obtain directions to be able to attend the meeting and vote in person, please contact Mark A. Schwerin, Secretary, at the address set forth above. The powers of your proxy holder will be suspended if you attend the Annual Meeting in person and request that your proxy be suspended, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

FOR the election of the five directors as described under “Proposal 1: Election of Directors”; and

FOR the ratification of the appointment of Burr Pilger Mayer, Inc., as our independent registered public accounting firm for the fiscal year ending December 31, 2011, as described under Proposal 2.

With respect to other business that may properly come before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Where can I find the voting results for the Annual Meeting?

Our Corporate Controller, Janet Steiniger, will act as the Inspector of Election and count the votes for the Annual Meeting. Preliminary voting results for the actions taken at the Annual Meeting will be published in a current report on Form 8-K which we intend to file within four business days after the conclusion of the Annual Meeting.

Do I have appraisal rights?

We are organized as a corporation under Florida law. Under Florida corporate law, our shareholders are not entitled to any appraisal rights or dissenters’ rights in connection with their objection to any of the items of business to be voted upon at the Annual Meeting.

Who will bear the expense of soliciting proxies?

We will bear the cost of soliciting proxies, including all costs related to preparation, assembly, printing and mailing of the proxy materials. However, should you choose to vote by Internet you will be responsible for any related charges you may incur. Upon request, we may also reimburse brokers and other nominees for expenses incurred as a result of sending proxy materials to the beneficial holders of our Common Stock. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

What is householding?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of our annual report and Proxy Statement (which includes our Notice of Internet Availability of Proxy Materials) will be sent to shareholders who share the same last name and address (unless contrary instructions have been received). Householding is designed to reduce duplicate mailings and save significant printing and postage costs.

If you receive a household mailing this year and would like to receive additional copies of our annual report and Proxy Statement (which includes our Notice of Internet Availability of Proxy Materials), please submit your request in writing to Banks.com, Inc., 425 Market Street, Suite 2200, San Francisco, California 94105, Attention: Secretary, or by calling at (415) 962-9700, and we will deliver the requested copies to you promptly. Any shareholder who wants to receive separate copies of our Proxy Statement, annual report, and/or Notice of Internet Availability of Proxy Materials in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock and Series C Preferred Stock as of March 31, 2011 for:

•	each person (or group of affiliated persons) known by us to beneficially own more than 5% of our Common Stock or our Series C Preferred Stock;

•	each of our directors and director nominees;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, officer and beneficial owner of more than 5% of our Common Stock or our Series C Preferred Stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of Common Stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of March 31, 2011 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

The percentage of shares of Common Stock beneficially owned is based on shares of Common Stock outstanding as of March 31, 2011, including warrants and options to purchase our Common Stock exercisable within 60 days of March 31, 2011 and Series C Preferred Stock convertible into Common Stock on a 3 for 1 basis. As of March 31, 2011, there were 25,814,103 shares of Common Stock outstanding and 3,000,000 shares of Series C Preferred Stock outstanding.

Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of Common Stock and Series C Preferred Stock shown as beneficially owned by them. Unless otherwise indicated, the address of the following shareholders is c/o Banks.com, Inc., 425 Market Street, Suite 2200, San Francisco, California 94105. Except as otherwise noted below, all references in the table below are to shares of the Company’s Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(5)	Percentage of Shares Beneficially Owned(5)
5% Shareholders:
Barron Partners L.P.(1) 730 Fifth Avenue, 25th Floor New York, NY 10019	5,284,911	20.5%
The Daniel Michael O’Donnell and Kimberly Linn O’Donnell AB Living Trust(2)	5,932,406 1,500,000 Series C Preferred Stock(4)	22.5% 50% Series C Preferred Stock(4)
Steven L. Ernst	4,162,927	16.1%

Named Executive Officers and Directors:
Daniel M. O’Donnell	6,463,912(3) 3,000,000 Series C Preferred Stock(4)	24.6% 100% Series C Preferred Stock(4)
Steven L. Ernst	4,162,927	16.1%
Frank J. McPartland	798,746	3.1%
Lawrence J. Gibson	275,000	1.1%
Charles K. Dargan II	275,000	1.1%

All directors and executive officers as group (5 persons)	11,975,585 3,000,000 Series C Preferred Stock(4)	45.9% 100% Series C Preferred Stock(4)

(1)	This disclosure is based upon a Schedule 13D/A filed by Barron Partners L.P. with the SEC on February 25, 2011 and Form 4’s filed by Barron Partners L.P. with the SEC on March 11, 2011 and March 16, 2011. Andrew Barron Worden is the managing member of Barron Capital Advisors LLC, a Delaware limited liability company (the “General Partner”), which is sole General Partner of Barron Partners L.P. Mr. Worden exercises sole voting and investment power over the shares. We have not attempted to verify independently any of the information contained in the Schedule 13D/A or the Form 4’s.

(2)	Daniel M. O’Donnell, our President, Chief Executive Officer and Chairman, and his spouse Kimberly O’Donnell, currently the Vice President of Human Resources for Banks.com, Inc. and President of our wholly-owned subsidiary InterSearch Corporate Services, Inc., have shared voting and investment power over The Daniel Michael O’Donnell and Kimberly Linn O’Donnell AB Living Trust (the “O’Donnell Trust”).

(3)	Includes 5,432,406 shares of Common Stock held by the O’Donnell Trust and 1,000,000 shares of Common Stock issuable upon conversion of 3,000,000 shares of Series C Preferred Stock that is currently convertible.

(4)	The ownership of the shares of Series C Preferred Stock is as follows: (i) 1,500,000 shares are held by The Daniel Michael O’Donnell and Kimberly Linn O’Donnell AB Living Trust, (ii) 900,000 shares are held by Pensco Trust Company Custodian FBO Daniel M. O’Donnell, IRA, and (iii) 600,000 shares are held by Pensco Trust Company Custodian FBO Kimberly L. O’Donnell, IRA. Each share of Series C Preferred Stock is entitled to one vote per share.

(5)	Except as otherwise expressly described, the amounts in this column refer to beneficial ownership of the Company’s Common Stock.

PROPOSAL 1: ELECTION OF DIRECTORS

The authorized number of directors on our Board is currently fixed at five, as set by our Board in accordance with our Bylaws.

Each member of our Board is currently serving until the Annual Meeting or until their successors are duly elected and qualified. Accordingly, all five directors will be up for reelection by the shareholders at the Annual Meeting. Our Nominating and Corporate Governance Committee has recommended, and our Board has nominated, the five individuals listed below for election as directors at the Annual Meeting. Each nominee is currently serving as one of our directors, and has consented, if elected, to serve until his term expires.

Each of the nominees will be elected for a one-year term, to serve until his successor has been elected and qualified at the 2012 annual meeting of shareholders or until his earlier resignation or removal as a director. The five nominees receiving the highest number of affirmative votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies they receive FOR the five nominees for our Board named below. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. As of the date of this Proxy Statement, our Board is not aware that any nominee will be unable or will decline to serve as a director.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES FOR DIRECTOR.

Current Directors and Nominees

The following provides information regarding our nominees for our Board, including their age, the year in which they first became directors, their principal occupation or employment during the past five years and any family relationships with any of our other directors or executive officers:

Name	Age	Principal Occupation	Director Since
Daniel M. O’Donnell	53	Chairman of the Board, President and Chief Executive Officer of Banks.com, Inc.	2004
Frank J. McPartland	68	Senior Vice President of JHS Capital Advisors, Inc.	1994
Lawrence J. Gibson	58	President of Gibson Consulting	2005
Charles K. Dargan II	56	Founder and Principal of CFO 911	2006
Steven L. Ernst	43	Chief Technology Officer of Banks.com, Inc.	2009

Daniel M. O’Donnell has served as our President and Chief Executive Officer and as a director since 2004. Mr. O’Donnell has served as Chairman of our Board since May 2006. From 2002 to 2004, Mr. O’Donnell served as the President and Chief Executive Officer of Corporate Consulting Services, Inc. (now InterSearch Corporate Services, Inc., one of our wholly-owned subsidiaries), a financial services consulting company. From 2003 to 2004, Mr. O’Donnell also served as the President and Chief Executive Officer of Walnut Ventures, Inc., a provider of internet search services and formerly a wholly-owned subsidiary of Banks.com, Inc. (now merged with Banks.com, Inc.). From December 1992 until January 2002, Mr. O’Donnell served as the President of Global Financial Services, Inc., a financial services consulting company. Mr. O’Donnell attended Manhattan College in Riverdale, New York. Mr. O’Donnell is the spouse of Kimberly O’Donnell, our Vice President of Human Resources and President of our wholly-owned subsidiary, InterSearch Corporate Services, Inc.

We believe that Mr. O’Donnell’s experience and skills make him a qualified and valuable member of our Board. Specifically, Mr. O’Donnell’s entrepreneurial expertise is extremely valuable in driving the direction of the business. He also has previous experience in founding and selling business enterprises. As the Company’s Chief Executive Officer and largest shareholder, Mr. O’Donnell has a meaningful personal stake in the success of the business.

Frank J. McPartland has served as Vice Chairman of our Board since May 2006, prior to which he had served as our Chairman of the Board since 1994. Since February 2003, Mr. McPartland has served as Chief Executive Officer and Chairman of the Board of G.P. Strategic Ventures, Inc., a strategic consulting company. From February 2005 to April 2008, Mr. McPartland also served as the Chief Executive Officer of Legent Clearing, a leading independent provider of correspondent clearing services, where he was also a director through February 2008.

We believe that Mr. McPartland’s experience and skills make him a qualified and valuable member of our Board. Specifically, he has extensive experience in the financial services industry and has been instrumental in facilitating the Company’s capital raises. He has also served on a number of public and non-publicly traded companies’ boards of directors beginning in 1974.

Lawrence J. Gibson became a member of our Board in November 2005. Since June 1999, Mr. Gibson has served as the President and sole proprietor of Gibson Consulting, a human resources consulting firm. From April 1992 to June 1999, Mr. Gibson was Senior Vice President, Human Resources, Quality Management and Information Technology of Harvard Pilgrim Health Care, a full-service health benefits company. From October 1986 to April 1992, Mr. Gibson served in various capacities for a telecommunications company, Motorola/Information Systems Group, including Vice President, Human Resources. Mr. Gibson is also a past director of Quipp Inc. which merged into Illinois Tool Works in 2008. Mr. Gibson received his B.A. degree in Social Work from Rhode Island College and received his M.B.A. degree from Providence College.

We believe that Mr. Gibson’s experience and skills make him a qualified and valuable member of our Board. Specifically, he has extensive experience in human resources and compensation programs, in addition to previous public company board and corporate governance experience.

Charles K. Dargan, II became a member of our Board in May 2006. Since January 2003, Mr. Dargan has served as founder and principal of CFO 911, a provider of operational and managerial expertise, specifically in accounting and finance, to middle market companies. From March 2000 to January 2003, Mr. Dargan was the Chief Financial Officer of Semotus Solutions, Inc., an American Stock Exchange-listed wireless mobility software company. Mr. Dargan also serves as a director of 411 Web Directory, Inc. and Anchor Audio, Inc. Mr. Dargan received his B.A. degree in Government from Dartmouth College, and his M.B.A. degree and M.S.B.A. degree in Finance from the University of Southern California.

We believe that Mr. Dargan’s experience and skills make him a qualified and valuable member of our Board. Specifically, he has extensive experience as a Chief Financial Officer, and currently serves on the boards of other internet companies that are not publicly traded. Mr. Dargan has also served as the Chief Financial Officer and Chief Operation Officer of both public and private companies.

Steven L. Ernst has served as an executive officer of the Company since 2004. From 2004 to 2008, he served as our Executive Vice President of Enterprise Architecture, and since 2008, he has served as our Chief Technology Officer. In addition, Mr. Ernst became a member of our Board in April 2009. From October 2002 to March 2003, Mr. Ernst served as a Senior Consultant for Advisor Software, a leading provider of wealth management solutions for the advice market. Mr. Ernst served as Chief Technology Officer for MiFund, Inc., an international financial services company, from March 2001 to October 2002. From January 2000 to March 2001, Mr. Ernst served as Chief Technology Officer for iCard Systems, Inc., an innovator in the development of network-branded prepaid cards. From June 1996 to January 2000, Mr. Ernst served as a Senior Consultant for iGate Capital, a strategic consulting company providing IT Services and Process Outsourcing. Mr. Ernst received his B.S. degree in Computer Science from the University of Nebraska.

We believe that Mr. Ernst’s experience and skills make him a qualified and valuable member of our Board. Specifically, he has over 15 years of high level technology experience and has held Chief Technology Officer positions in other technology companies. Mr. Ernst has a strong technical and business aptitude and a history of setting and achieving high level corporate goals and objectives. He also currently sits on a board of regents at a local university. As the Company’s Chief Technology Officer and third largest shareholder, Mr. Ernst has a meaningful personal stake in and ability to help drive the Company’s success.

CORPORATE GOVERNANCE

Board Independence

In accordance with the provisions of our Nominating and Corporate Governance Committee’s Criteria for Director Nominees, our Board reviewed the independence of each of our directors. During this review, our Board considered the listing standards for companies listed on the NYSE Amex.

As a result of its review, our Board determined that Mr. Dargan, Mr. McPartland, and Mr. Gibson are “independent” in accordance with NYSE Amex listing standards. Our Board further determined that Mr. O’Donnell is not independent due to his position as our President and Chief Executive Officer, and Mr. Ernst is not independent due to his position as our Chief Technology Officer.

As noted above, the Board currently consists of five members, three of which are independent in accordance with NYSE Amex listing standards. NYSE Amex listing standards generally require that at least a majority of the directors on a company’s board of directors be independent.

Board Leadership Structure

Mr. O’Donnell serves as our President and Chief Executive Officer and as Chairman of our Board. Mr. O’Donnell has served as our President and Chief Executive Officer and as a director since 2004, and has served as Chairman of our Board since May 2006. Our Board believes that it is important to have a unified leadership vision which Mr. O’Donnell is positioned to provide. Our Board also believes that the Company is best served by a Chairman who is actively involved with the Company and is therefore able to bring a great depth of knowledge about the Company to the role. Our Board does not currently have a designated lead independent director. Although Mr. McPartland serves as Vice Chairman of our Board, our Board believes that the appointment of a designated lead independent director is not necessary at this time because of the Company’s small size and because the independent directors play an active role in Board matters.

Board Role in Risk Oversight

The members of our Board are actively involved in the oversight of risk that could affect the Company. This oversight is conducted primarily through the committees of the Board. Our Audit Committee provides direction on risks identified by management through its risk assessment related to financial reporting and internal controls and provides a central oversight role with respect to financial and compliance risks. Our Compensation Committee considers potential risk related to the Company’s overall compensation programs and effectiveness at linking executive pay to performance and aligning the interests of our executives and shareholders. Key risks to the Company’s operations, liquidity and strategies are considered by the full Board.

Board and Committee Meeting Attendance

Our Board met eight times and acted six times by unanimous written consent during fiscal 2010. During the year, overall attendance by incumbent directors averaged more than 97% at meetings of the Board. In addition, no incumbent director attended fewer than 98% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

Our Corporate Governance Principles provide that all directors are expected to attend annual shareholder meetings. Such attendance allows for direct interaction between shareholders and members of the Board. All of the Company’s directors attended the Company’s 2010 annual shareholder meeting.

Board Committees

Our Board currently has and appoints members to three active committees, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Membership of the committees is as follows:

Name	Audit Committee		Nominating and Corporate Governance Committee		Compensation Committee
Daniel M. O’Donnell
Steven L. Ernst
Charles K. Dargan II	X	(1)	X		X
Frank J. McPartland	X		X		X
Lawrence J. Gibson	X		X	(2)	X	(3)

(1)	Mr. Dargan serves as Chair of the Audit Committee.

(2)	Mr. Gibson serves as Chair of the Nominating and Corporate Governance Committee.

(3)	Mr. Gibson serves as Chair of the Compensation Committee.

Audit Committee

The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), currently consists of Charles K. Dargan II, Lawrence J. Gibson, and Frank J. McPartland. Each of these Audit Committee members is an independent director as defined by applicable NYSE Amex listing standards, including those NYSE Amex listing standards specifically applicable to audit committees. Our Board has determined that Mr. Dargan, the Chair of the Audit Committee, is also an “audit committee financial expert,” as defined by applicable SEC rules.

The Audit Committee operates pursuant to a written charter, which is available on the Investor Relations page of our website located at www.banks.com. In accordance with its charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. An additional function of the Audit Committee includes assisting our Board with the oversight and monitoring of: (i) the quality and integrity of our financial statements and related disclosure; (ii) our compliance with legal and regulatory requirements; (iii) our system of internal controls; and (iv) the auditing, accounting and financial reporting process in general. The Audit Committee is empowered to retain outside legal counsel and other experts at our expense where reasonably required to assist and advise the Audit Committee in carrying out its duties and responsibilities.

The Audit Committee met fourteen times and acted one time by unanimous written consent during fiscal 2010. During the year, overall attendance by incumbent Audit Committee members was 100% at meetings of the Audit Committee.

Compensation Committee

The Compensation Committee consists of Lawrence J. Gibson, Charles K. Dargan II, and Frank J. McPartland, all of whom are independent directors in accordance with applicable NYSE Amex listing standards. Mr. Gibson is the Chair of the Compensation Committee. In accordance with applicable NYSE Amex listing standards, compensation for our Chief Executive Officer must be determined, or recommended to our Board for determination, by a compensation committee comprised of independent directors.

The Compensation Committee operates pursuant to a written charter which is available on the Investor Relations page of our website located at www.banks.com. In accordance with its charter, the Compensation Committee is responsible for our overall compensation strategy, including: evaluating and approving employment agreements; setting the compensation and benefits for our Chief Executive Officer; reviewing and approving proposals made by our Chief Executive Officer with regard to compensation for executive officers; and recommending to our Board a compensation structure for our directors. Pursuant to the terms of its charter, the Compensation Committee may delegate its authority, as it deems appropriate, to act upon specific matters to subcommittees, including subcommittees consisting solely of one or more company officers. The Compensation Committee is also responsible for the administration of our incentive based and equity based compensation plans. To the extent permitted by applicable law and except in connection with awards granted to persons who are subject to Section 16 of the Exchange Act and except for the authority to amend or modify our equity incentive plan, the Compensation Committee may delegate all of its powers and duties under our equity incentive plan, including, but not limited to, its authority to make awards under the plan, to such persons as it shall appoint. For additional information regarding the Compensation Committee’s processes and procedures for determining executive and director compensation, please refer to the information following the Summary Compensation Table and Director Compensation in the section entitled “Executive and Director Compensation” below.

No consultants were engaged by our Compensation Committee, our Board, our management, the Company, or any other person to determine or recommend the amount or form of, or to provide advice or recommendations regarding, executive officer or director compensation during 2010 and no such consultants are engaged at the present time.

The Compensation Committee met six times during fiscal 2010. During the year, overall attendance by incumbent Compensation Committee members was 100% at meetings of the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Lawrence J. Gibson, Charles K. Dargan II, and Frank J. McPartland, all of whom are independent directors in accordance with applicable NYSE Amex listing standards. Mr. Gibson is the Chair of the Nominating and Corporate Governance Committee. In accordance with applicable NYSE Amex listing standards, director nominations must be either selected, or recommended for the Board’s selection, by a nominating committee comprised solely of independent directors.

The Nominating and Corporate Governance Committee operates pursuant to a written charter, which is available on the Investor Relations page of our website located at www.banks.com. In accordance with its charter, the Nominating and Corporate Governance Committee is responsible for identification of qualified candidates to become members of our Board; the selection of nominees for election as directors at the next annual shareholders’ meeting or to fill any vacancies on our Board; the development and recommendation to our Board of a set of corporate governance guidelines; and oversight of the evaluation of our Board. In addition to the powers and responsibilities expressly delegated to the Nominating and Corporate Governance Committee in its charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with our Company’s Bylaws.

The Nominating and Corporate Governance Committee met five times during fiscal 2010. During the year, overall attendance by incumbent Nominating and Corporate Governance Committee members averaged 100% at meetings of the Nominating and Corporate Governance Committee.

Director Nomination Process

In accordance with the criteria for selection set forth in its charter, the Nominating and Corporate Governance Committee considers a number of factors when reviewing potential director nominees. Such factors include, but are not limited to, the following: nominees must demonstrate high personal and professional ethics, integrity and values; nominees must have the ability to exercise sound business judgment; nominees must be accomplished in their respective field, including broad experience at the executive and/or policy making levels and an ability to offer advice and guidance based on relevant expertise and experience; nominees must be able to represent all of our shareholders and be committed to enhancing long-term shareholder value; and nominees must allow sufficient time to devote to Board activities and to enhance his or her knowledge of our business.

In addition to the individual qualifications of director nominees, the Nominating and Corporate Governance Committee must also consider independence and other Audit Committee requirements imposed by applicable NYSE Amex listing standards and SEC rules. The Nominating and Corporate Governance Committee must therefore ensure that at least a majority of the members of the Board are “independent” in accordance with applicable NYSE Amex listing standards and that at least one independent director has the requisite experience and expertise to be designated as an “audit committee financial expert” as defined by applicable SEC rules. While our Nominating and Corporate Governance Committee does consider diversity as one of several criteria for eligibility to serve on our Board, we have not adopted a formal diversity policy. In its efforts to create a diverse governing body, our Nominating and Corporate Governance Committee also believes that our directors should have diverse business experiences and fill specific Board needs such as being a compensation and/or corporate governance expert and that one or more of the directors should be an active or former executive officer of a public or private company or a leader of a major complex organization.

During the course of its review of potential director nominees, the Nominating and Corporate Governance Committee may confer, as appropriate, with the Chairman of our Board. Once selected, the Nominating and Corporate Governance Committee will recommend to our Board nominees for election at an annual shareholders’ meeting or to fill any vacancies on our Board. Following such recommendation, our Board determines which candidates are nominated or elected to fill a vacancy.

In selecting director nominees, our Board may also consider nominations from our shareholders. Any such director nominations, together with appropriate biographical information and background material, should be submitted by the shareholder to Mark A. Schwerin, Secretary, c/o Banks.com, Inc., 425 Market Street, Suite 2200, San Francisco, California 94105. All nominations submitted by shareholders should be delivered in the time frame set forth under the section heading “Deadline for the Submission of Shareholder Proposals for the 2012 Annual Shareholders Meeting.” Assuming that the appropriate information is provided on a timely basis, the Nominating and Corporate Governance Committee will subject director nominees submitted by shareholders to the same review process as director nominees submitted from other sources such as other members of our Board or executive management.

Communications between Shareholders and Members of Our Board

Shareholders wishing to formally communicate with our Board should direct communications to Mark A. Schwerin, Secretary, c/o Banks.com, Inc., 425 Market Street, Suite 2200, San Francisco, California 94105. All communications should be made in writing and identify the intended recipient. The Secretary will facilitate these communications by forwarding all correspondence related to our business to the respective directors.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act except to the extent we specifically incorporate this Report by reference therein.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such consolidated financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2010 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and replaced by SAS 114 (AICPA, Professional Standards, Vol 1. AU section 380). In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to the Company is compatible with the auditor’s independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Charles K. Dargan II, Chair

Lawrence J. Gibson

Frank J. McPartland

EXECUTIVE OFFICERS

The following table sets forth certain information concerning our executive officers as of the date of this Proxy Statement:

Name	Age	Position	Since
Daniel M. O’Donnell	53	President, Chief Executive Officer and Chairman of the Board	2004
Steven L. Ernst	43	Chief Technology Officer / Executive Vice President of Enterprise Architecture	2004

Daniel M. O’Donnell has served as our President and Chief Executive Officer and as a director since 2004. Mr. O’Donnell has served as Chairman of our Board since May 2006. From 2002 to 2004, Mr. O’Donnell served as the President and Chief Executive Officer of Corporate Consulting Services, Inc. (now InterSearch Corporate Services, Inc., one of our wholly-owned subsidiaries), a financial services consulting company. From 2003 to 2004, Mr. O’Donnell also served as the President and Chief Executive Officer of Walnut Ventures, Inc., a provider of internet search services and formerly a wholly-owned subsidiary of Banks.com, Inc. (now merged with Banks.com, Inc.). From December 1992 until January 2002, Mr. O’Donnell served as the President of Global Financial Services, Inc., a financial services consulting company. Mr. O’Donnell attended Manhattan College in Riverdale, New York. Mr. O’Donnell is the spouse of Kimberly O’Donnell, our Vice President of Human Resources and President of our wholly-owned subsidiary, InterSearch Corporate Services, Inc.

Steven L. Ernst has served as an executive officer of the Company since 2004. From 2004 to 2008, he served as our Executive Vice President of Enterprise Architecture, and since 2008, he has served as our Chief Technology Officer. In addition, Mr. Ernst became a member of our Board in April 2009. From October 2002 to March 2003, Mr. Ernst served as a Senior Consultant for Advisor Software, a leading provider of wealth management solutions for the advice market. Mr. Ernst served as Chief Technology Officer for MiFund, Inc., an international financial services company, from March 2001 to October 2002. From January 2000 to March 2001, Mr. Ernst served as Chief Technology Officer for iCard Systems, Inc., an innovator in the development of network-branded prepaid cards. From June 1996 to January 2000, Mr. Ernst served as a Senior Consultant for iGate Capital, a strategic consulting company providing IT Services and Process Outsourcing. Mr. Ernst received his B.S. degree in Computer Science from the University of Nebraska.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth compensation information for each of our named executive officers during the years ended December 31, 2009, and 2010, including: (i) the dollar value of base salary and bonus earned during each year; (ii) for awards of stock and awards of options, the aggregate grant date fair value computed in accordance with FASB ASC Topic 718; (iii) the dollar value of earnings for services pursuant to awards granted during each year under non-equity incentive plans; (iv) the non-qualified deferred compensation earnings during each year; (v) all other compensation for each year; and, finally, (vi) the dollar value of total compensation for each year.

Name and Principal Position (a)	Year (b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e)	Option Awards ($)(f)	Non-Equity Incentive Plan Compensation ($)(g)	Nonqualified Deferred Compensation Earnings ($)(h)	All Other Compensation ($)(1)(i)	Total ($)(j)
Daniel M. O’Donnell President and Chief Executive Officer	2010	$225,000	—	—	—	—	—	$9,000	$234,000
	2009	$225,000	—	—	—	—	—	$9,000	$234,000

Steven L. Ernst Chief Technology Officer	2010	$200,000	—	—	—	—	—	$8,000	$208,000
	2009	$200,000	—	—	—	—	—	$8,000	$208,000

(1)	Each named executive officer was eligible to receive up to $9,800 of 401k match in 2009 and 2010.

Employment Agreements

Daniel M. O’Donnell. On February 22, 2007, we entered into a new employment agreement with Mr. O’Donnell (the “O’Donnell Agreement”). Under the terms of the O’Donnell Agreement, Mr. O’Donnell is entitled to a base salary of at least $275,000, retroactive to January 1, 2007. However, in 2008, 2009, and 2010, Mr. O’Donnell voluntarily agreed to temporarily reduce his base salary below the minimum guaranteed under his employment agreement. Mr. O’Donnell’s salary was reduced by approximately 22% while the salaries of other management personnel were reduced by approximately 11% in 2008. He is also entitled to participate in and receive payments from all other bonus and other incentive compensation plans on the same basis as the other executive officers of the Company. The O’Donnell Agreement provides that, if Mr. O’Donnell’s employment is terminated without cause, by death or by disability (at our discretion) he, or his estate, will be entitled to receive as severance benefits, the cash equivalent of one year’s total cash compensation, less applicable withholdings, continuation of benefits for approximately twelve months following termination, and accelerated vesting of all unvested stock options and any other equity awards. In the event of termination for cause, Mr. O’Donnell will receive the cash equivalent of two week’s annual base salary.

Steven L. Ernst. On December 10, 2004, we entered into an employment agreement with Mr. Ernst, our Chief Technology Officer. This agreement had an initial term of one year, and automatically renews for successive one-year terms unless terminated earlier by either party or until either party provides the other with notice of nonrenewal at least 30 days prior to the expiration of any term. Under the terms of the agreement, Mr. Ernst is entitled to a base salary of at least $165,000. He is also entitled to participate in and receive payments from all other bonus and other incentive compensation plans on the same basis as our other executive officers. The agreement provides that, if Mr. Ernst’s employment had been terminated due to death or disability prior to the end of his first year of employment, he would have been entitled to an amount equal to four weeks of his base salary. In the event that we terminate Mr. Ernst’s employment for cause, he will be entitled to an amount equal to two weeks of his base salary. If we terminate Mr. Ernst’s employment for any other reason (other than due to death or disability or for cause), he will be entitled to receive as severance benefits, for a period of one year from the date of his termination, his base salary as well as any benefits for which he is eligible and which he is receiving on the date of his termination, including any pension, life insurance, health insurance and other employee benefit plans. If Mr. Ernst had chosen to terminate his employment prior to the end of his first year of employment, all payments to him pursuant to the agreement would have ceased and terminated immediately.

Equity Compensation Awards

No equity compensation awards were granted to our named executive officers during 2009 or 2010.

Bonus Awards

We have a structured employee bonus program. Amounts awarded under the bonus program are a function of our financial and overall business performance as well as the employee’s contribution to that performance.

Under our structured employee bonus program, if the financial and overall business performance and the named executive officer’s contributions to such performance exceed the communicated objective, the resulting award may vary from the target incentive percentage. Under the bonus program, a named executive officer is eligible to receive amounts in excess of the communicated target incentive percentage. At the discretion of the Board, however, a named executive officer may not receive any actual payout even if the financial and overall business performance objectives are met. Furthermore, at the discretion of the Board, a named executive officer may receive an actual payout even if the financial and overall business performance objectives are not met. All bonuses under our employee bonus program were suspended for 2008 due to losses sustained by the Company. This suspension continued during 2009 and 2010.

Outstanding Equity Awards at 2010 Fiscal Year-End

There were no outstanding stock option awards held by our named executive officers at December 31, 2010.

Termination and Change in Control Provisions

For a description of the material terms of the employment agreements with our named executive officers, including information regarding termination/severance payments, see the narrative disclosure following the Summary Compensation Table entitled “Employment Agreements.”

Director Compensation

The following table sets forth information regarding the compensation received by each of our non-employee directors during the year ended December 31, 2010:

Name (a)	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(1)(c)	Option Awards ($)(d)	Non-Equity Incentive Plan Compensation ($)(e)	Nonqualified Deferred Compensation Earnings ($)(f)	All Other Compensation ($)(g)	Total ($)(h)
Frank J. McPartland	$26,000	$18,000	—	—	—	—	$44,000

Lawrence J. Gibson	$31,500	$18,000	—	—	—	—	$49,500

Charles K. Dargan II	$31,500	$18,000	—	—	—	—	$49,500

(1)	Reflects the aggregate grant date fair value recorded as stock compensation and additional paid in capital computed in accordance with FASB ASC Topic 718. Each non-employee director received a stock grant for 50,000 shares of the Company’s Common Stock on June 25, 2010 at $.36 per share. As of December 31, 2010, each non-employee director held 275,000 shares of our Common Stock, which were granted pursuant to stock awards as compensation for serving as a director.

Cash Compensation

During fiscal 2010, we paid an annual retainer of $12,500, along with a fee for serving as a committee chair of $8,000 or $4,000 for serving on one or more committees of the Board, plus a meeting fee of $500 to $1000 for each meeting attended in person or by telephone and reimbursement of reasonable expenses incurred in attending Board meetings. No director who is an employee received separate compensation for services rendered as a director.

Equity Compensation

Our non-employee directors are eligible to participate in our 2005 Equity Incentive Plan. Our 2005 Equity Incentive Plan provides for an automatic grant to each non-employee director upon appointment as a member of our Board, of a non-qualified stock option to purchase 60,000 shares of our Common Stock, of which fifty percent is immediately vested and fifty percent shall vest on the first anniversary of the grant date. Our 2005 Equity Incentive Plan also provides that on the day following our annual meeting of shareholders each year, each active non-employee director shall receive an annual grant of a non-qualified option to purchase 45,000 shares of our Common Stock, which will vest in 12 equal monthly installments beginning 30 days after the grant date (the “Annual Award”). Options granted to our non-employee directors will have an exercise price equal to the fair market value of a share of our Common Stock on the date of grant. In 2009 and 2010, each of our non-employee directors waived their Annual Award in exchange for an award of 50,000 shares of Common Stock under our 2005 Equity Incentive Plan, as further described below.

Our director compensation program is designed to enable us to attract and retain qualified directors by ensuring that director compensation is in line with our peer companies and to address the time, effort, expertise, and accountability required of active board membership. In 2009, options granted to our non-employee directors were substantially “underwater” (meaning the exercise prices of the options were substantially greater than our then current stock price). In addition, in late 2008, the board reduced the cash compensation for our non-employee directors. The Board and the Compensation Committee believed that the combination of these underwater options and the modified cash compensation no longer provided the compensation and retention objectives that they were intended to provide. Accordingly, on February 4, 2009, the Board approved a stock option exchange program for non-employee directors whereby such directors could exchange Company options previously granted to them for shares of Company Common Stock. On March 12, 2009, all non-employee directors exchanged an aggregate of 480,000 options for an aggregate of 525,000 shares of Company Common Stock. In each of 2009 and 2010, our board maintained the reduced cash compensation levels but modified the equity portion of our director compensation program by awarding each of our non-employee directors 50,000 shares of Company Common Stock as permitted under the 2005 Equity Incentive Plan, in lieu of the Annual Award provided to them under the plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

The following table provides information about the shares of our Common Stock that may be issued upon the exercise of stock options and other rights under all of our existing equity compensation plans as of December 31, 2010, including our 2004 Equity Incentive Plan, as amended (the “2004 Plan”) and our Amended and Restated 2005 Equity Incentive Plan (the “Amended and Restated 2005 Plan”).

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1) (2)	1,667,031	$0.73	385,081
Equity compensation plans not approved by security holders	—	—	—
Total	1,667,031	$0.73	385,081

(1)	Represents shares of our Common Stock issuable pursuant to our 2004 Plan and our Amended and Restated 2005 Plan. The 2004 Plan was originally adopted by our Board in October 2004 and was approved by our shareholders in November 2004. Our Board terminated the 2004 Plan and replaced it with the 2005 Equity Incentive Plan (the “2005 Plan”) as of December 16, 2005. This termination did not affect any outstanding stock options under the 2004 Plan, and all such stock options continue to remain outstanding and are governed by the 2004 Plan. The 744,124 shares available for issuance under the 2004 Plan as of December 16, 2005 and those shares of Common Stock originally granted under the 2004 Plan that are forfeited and become available for new grants under the terms of the 2004 Plan were transferred to and will become issuable under the 2005 Plan (as amended and restated by the Amended and Restated 2005 Plan). As of December 31, 2010, there were stock options outstanding to purchase 128,906 shares of our Common Stock under the 2004 Plan at a weighted average exercise price of $0.30 per share. No shares of Common Stock are available for future issuance under the 2004 Plan.

(2)	The 2005 Plan was originally adopted by our Board in December 2005 and was approved by our shareholders in February 2006. Our Board adopted amendments to the 2005 Plan in December 2005 (“Amendment No. 1”), July 2006 (“Amendment No. 2”), February 2007 (“Amendment No. 3”), April 2007 (“Amendment No. 4”), September 2007 (“Amendment No. 5”), and October 2007 (“Amendment No. 6”). Amendment No. 1 was approved by our shareholders in June 2006. Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6 did not require the approval of our shareholders. In October 2007, the Board also approved an increase to the number of shares of Common Stock available for issuance under the 2005 Plan from 1,744,124 to 2,544,124 (the “Plan Increase”). The Plan Increase was approved by our shareholders in November 2007. As a result of the numerous amendments to the 2005 Plan, the Board approved the Amended and Restated 2005 Plan which incorporates (i) the terms and conditions of the 2005 Plan, as amended and (ii) the Plan Increase. As of December 31, 2010, there were stock options outstanding to purchase 1,538,125 shares of our Common Stock under the Amended and Restated 2005 Plan at a weighted average exercise price of $0.76 per share. As of January 1, 2010, there were 658,206 shares of our Common Stock available for issuance under the Amended and Restated 2005 Plan. As of December 31, 2010, there were 385,081 shares of our Common Stock available for issuance under the Amended and Restated 2005 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following reportable transactions occurred during the last two completed fiscal years:

On January 6, 2009, the Company issued to Daniel M. O’Donnell, the Company’s President and Chief Executive Officer and the Chairman of the Board of the Company, and certain of his affiliates (the “Investors”) 3,000,000 shares of Series C Preferred Stock for an aggregate purchase price of $300,000 or $0.10 per share. The Lenders (as defined below) agreed that the foregoing investment in the Series C Preferred Stock satisfied the terms and conditions of a waiver granted to the Company by the Lenders on November 21, 2008, pursuant to which the Lenders consented to and waived certain events of default under the Investment Agreement between the Company and Capital South Partners Fund I Limited Partnership, Capital South Partners Fund II Limited Partnership, and Harbert Mezzanine Partners II SBIC, L.P. (collectively, the “Lenders”), dated July 21, 2006, as amended, pursuant to which the Company issued $7,000,000 of its 13.50% Senior Subordinated Notes. Additional information regarding the waiver can be found in the Company’s Current Report on Form 8-K/A filed with the SEC on November 25, 2008.

Each share of the Series C Preferred Stock is entitled to one vote per share and will vote together with the Company’s Common Stock, and not as a separate class, except as otherwise required by law and except that:

•	The Series C Preferred Stock as a class is entitled to elect one member of the Company’s Board if Daniel M. O’Donnell is not serving as a director of the Company or as its Chief Executive Officer; and

•

So long as any shares of Series C Preferred Stock are outstanding, the Company will not, without the written consent of the holders of at least 75% of the outstanding shares of Series C Preferred Stock, either directly or indirectly (by amendment, merger, consolidation, or otherwise) create or authorize the creation of or issue any other security convertible into or exercisable for any equity security, having rights, preferences or privileges senior to or on parity with the Series C Preferred Stock, or increase the authorized number of shares of Series C Preferred Stock, or increase or decrease the size of the Board, except to set the number of members of the Board at five.

The number of authorized shares of Common Stock may be increased or decreased with the approval of a majority of the Company’s Series C Preferred Stock and Common Stock, voting together as a single class, and without a separate class vote by the Common Stock.

Each share of the Series C Preferred Stock is entitled to receive a 10% annual cumulative dividend, compounded annually. These dividends will be payable only upon a liquidation or redemption. For any other dividends or distributions, the Series C Preferred Stock will participate with the Common Stock.

In the event of any liquidation, dissolution or winding up of the Company, the proceeds shall be paid first to the holders of the Series C Preferred Stock in an amount equal to the original purchase price of each share of Series C Preferred Stock plus any accrued dividends on each share of Series C Preferred Stock. Thereafter, the Series C Preferred Stock will participate with the Common Stock on an as-converted basis.

The Series C Preferred Stock is convertible, at any time at the option of the holders of such shares, into shares of Common Stock on a 3:1 ratio, subject to adjustments for any stock dividends, splits, combinations and similar events.

Holders of the Series C Preferred have a pro rata right, based on their percentage equity ownership in the Company (assuming the conversion of all outstanding Preferred Stock into Common Stock and the exercise of all options outstanding under the Company’s stock plans), to participate in subsequent issuances of equity securities of the Company.

Effective as of December 21, 2010, the Company issued an unsecured promissory note in the amount of $100,000 (the “Note”) to the Company’s President, Chief Executive Officer, and Chairman, Daniel M. O’Donnell, and his wife, Kimberly L. O’Donnell, pursuant to which they loaned such amount to the Company. The Note bears interest commencing December 1, 2010, at the following rates: 20.00% per annum during the first six month period (December 2010 – May 2011); 15.00% per annum during the second six month period (June – November 2011); and 17.50% per annum during the third six month period (December 2011 – May 2012).

Commencing December 31, 2010 and ending May 31, 2011, the Company must make monthly payments of approximately $1,667, consisting solely of accrued interest on the outstanding principal amount of the Note. On May 31, 2011, a principal payment of $25,000 is due and payable on the Note. During the period commencing June 1, 2011 and ending May 31, 2012, the Company must make monthly principal payments averaging approximately $4,167 plus accrued interest on the outstanding principal amount of the Note. On May 31, 2012, the remaining unpaid principal balance of the Note will be due and payable. The Note is unsecured and subordinated to all of the Company’s existing and future indebtedness to Silicon Valley Bank. As of April 18, 2011, the aggregate principal amount outstanding on the Note was $100,000 and the Company had made all required payments of accrued interest on the Note according to the foregoing schedule.

Kimberly O’Donnell, the spouse of Daniel M. O’Donnell, our President and Chief Executive Officer and Chairman of our Board, was employed by us during fiscal years 2009 and 2010 as our Vice President of Human Resources and as President of InterSearch Corporate Services, Inc. (our wholly-owned subsidiary). In these positions, she received aggregate annual compensation of approximately $123,249 and $149,210 in fiscal 2009 and fiscal 2010, respectively. Total compensation paid to Mrs. O’Donnell during fiscal 2009 and 2010 consisted of base salary of $75,000 per year plus commission payments that were based on direct revenue generated. We expect Mrs. O’Donnell to continue to provide services for us in her capacity as our Vice President of Human Resources and as President of InterSearch Corporate Services, Inc. The Audit Committee ratified the compensation arrangement with Mrs. O’Donnell and continues to monitor this arrangement consistent with our policy regarding approvals of transactions with related persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities (together, “Reporting Persons”), to report their initial ownership and any subsequent changes in their ownership to the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all such reports they file. Based solely on our review of such reports and written representations from certain Reporting Persons that no other reports were required, to our knowledge, all Reporting Persons timely complied with all applicable Section 16(a) filing requirements during 2010.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Burr Pilger Mayer, Inc. (“BPM”) served as our independent registered public accounting firm for the fiscal year ended December 31, 2010, and has been selected to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2011. A representative of BPM is expected to be present at the Annual Meeting and given the opportunity to make a statement if he or she desires and to respond to any appropriate questions.

Hacker Johnson & Smith P.A. (“HJS”) served as our independent registered public accounting firm for the fiscal year ended December 31, 2009. Our Audit Committee approved the dismissal of HJS and the engagement of BPM on April 16, 2010. The reports of HJS on the Company’s financial statements for the years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The report of HJS on the Company’s financial statements for the year ended December 31, 2008 did, however, contain explanatory paragraphs describing an uncertainty about the Company’s ability to continue as a going concern.

In connection with its audits of the Company’s financial statements for prior fiscal years and all interim periods preceding the dismissal, there have been no disagreements with HJS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJS, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years. During the fiscal years ended December 31, 2009 and 2008 and all subsequent interim periods and to April 16, 2010 (the date of dismissal), there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to engaging BPM on April 16, 2010, the Company had not consulted with BPM on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or the subject matter of a disagreement or reportable event with HJS (as described in Item 304(a)(2) of Regulation S-K).

The Company has provided BPM and HJS with a copy of the disclosures made in this Proxy Statement.

Although it is not required to do so, our Board is submitting the appointment of our independent registered public accounting firm for ratification by the shareholders at the Annual Meeting in order to ascertain the view of the shareholders regarding such appointment. In the event that ratification of this appointment of the independent registered public accounting firm is not approved by the holders of the shares of Common Stock and Series C Preferred Stock voting thereon, our Board will consider and possibly appoint another independent registered accounting firm.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BURR PILGER MAYER, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

AUDIT AND NON-AUDIT FEES

The following table sets forth the aggregate fees billed (a) by BPM for professional audit services rendered by BPM for the audit of our annual financial statements for the year ended December 31, 2010, (b) by HJS for the audit of our annual financial statements for the year ended December 31, 2009, and (c) by BPM and HJS for other services provided by BPM and HJS for the years ended December 31, 2010 and 2009:

	Years Ended December 31,
	2010	2009
Audit Fees	$120,000	$117,000
Audit-Related Fees(1)	10,000	—
Tax Fees	25,000	30,000
All Other Fees	—	—
Total Fees Paid	$155,000	$147,000

(1)	Represents fees for consent of HJS for inclusion of their audit opinion for fiscal 2009 in the Form 10-K for fiscal 2010.

Audit Fees

Audit Fees consist of fees for the annual audit of our financial statements and for the review of our quarterly financial statements.

Audit-Related Fees

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees

Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

All Other Fees consist of fees for services other than the services reported above, including aggregate fees for services related to our acquisitions, registrations and compliance with Sarbanes-Oxley.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all services provided by our independent registered public accounting firm. Therefore, all services described above were pre-approved by the Audit Committee.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval for audit and non-audit related services in connection with our periodic reports is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pre-approval for all other services, including services related to registrations and acquisitions, is generally provided on a case-by case basis. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

OTHER MATTERS

Our Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the accompanying proxy will have the discretion to vote on such matters in accordance with their best judgment.

DEADLINE FOR THE SUBMISSION OF SHAREHOLDER PROPOSALS

FOR THE 2012 ANNUAL SHAREHOLDERS MEETING

All shareholder proposals must be in writing and comply with SEC rules regarding the inclusion of shareholder proposals in proxy materials. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2012 annual shareholders’ meeting (the “2012 Annual Meeting”), the proposal must be delivered to Mark A. Schwerin, Secretary, c/o Banks.com, Inc., 425 Market Street, Suite 2200, San Francisco, California 94105 no later than December 31, 2011, or 120 days before April 29, 2012. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in our proxy materials. To ensure prompt receipt by us, proposals should be sent by certified mail, return receipt requested.

Notice to us of a shareholder proposal submitted outside the processes of Rule 14a-8 will be considered untimely if received by us after March 15, 2012, or 45 days before April 29, 2012. The proxy solicited by the Board for the 2012 Annual Meeting will confer discretionary authority on the persons named in such proxy to vote on any shareholder proposal presented at that meeting, which was not timely submitted to us.

OTHER INFORMATION

The Company has made previous filings under the Securities Act of 1933, as amended, and/or the Exchange Act that incorporate future filings, including this proxy statement, in whole or in part. However, the Report of the Audit Committee shall not be incorporated by reference into any such filings.

ANNUAL REPORT

This proxy statement and the accompanying proxy card, together with a copy of our 2010 Annual Report, is being mailed to our shareholders on or about April 29, 2011. Additional copies will be provided without charge upon written request to: Mark A. Schwerin, Secretary, c/o Banks.com, Inc., 425 Market Street, Suite 2200, San Francisco, California 94105. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC and found at www.sec.gov, is included in our 2010 Annual Report. Copies of the exhibits filed with our Form 10-K will be provided upon written request, in the same manner noted above.

By Order of the Board of Directors

Daniel M. O’Donnell

President, Chief Executive Officer, and Chairman of the Board of Directors

April 29, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF

BANKS.COM, INC.

FOR THE

ANNUAL MEETING OF SHAREHOLDERS

June 24, 2011

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Daniel M. O’Donnell, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, and in his discretion upon any other business that may properly come before the meeting, all of the shares of Common Stock and Series C Preferred Stock of Banks.com, Inc. (the “Company”) that the undersigned is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. PDT on June 24, 2011, at the Company’s principal executive office located at 425 Market Street, Suite 2200, San Francisco, California, 94105, or any adjournment or postponement thereof (the “Annual Meeting”). To obtain directions to attend the Annual Meeting and vote in person, please call our corporate headquarters at (415) 962-9700.

The Board of Directors has fixed the close of business on April 18, 2011 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting.

PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. YOU MAY ALSO GRANT YOUR PROXY VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS PROXY CARD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

1. To elect five directors of the Company to serve for the ensuing year and until their successors are elected and qualified.	For All	Withhold All	All Except For	To withhold authority to vote for any individual nominee, mark “All Except For” and write the letter in front of the nominee’s name on the line below.
(a) Daniel M. O’Donnell	☐	☐	☐
(b) Frank J. McPartland (c) Lawrence J. Gibson (d) Charles K. Dargan II (e) Steven L. Ernst

	For	Against	Abstain

2. Proposal to ratify and approve the appointment of Burr Pilger Mayer, Inc., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSON DESIGNATED AS PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 24, 2011

To access the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders, the form of proxy card, and the Company’s Annual Report for the fiscal year ended December 31, 2010, visit https://materials.proxyvote.com/066470.

VOTE BY INTERNET

It is fast, convenient, and your vote is immediately confirmed and posted.

Your Proxy Code is:

Your Authorization Code is:

Instructions for voting electronically:

1.	Go to www.transferonline.com/proxy

2.	Enter your Proxy Code and Authorization Code

3.	Press Continue

4.	Make your selections

5.	Press Vote Now

VOTE BY MAIL

Complete, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Banks.com, Inc., c/o Transfer Online, 512 SE Salmon Street, Portland, OR 97214.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

The Notice of Annual Meeting, Proxy Statement, and 2010 Annual Report are available online at: https://materials.proxyvote.com/066470. If you would like to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet instead of receiving these materials by mail, most shareholders can elect to receive an e-mail that will provide electronic links to them.

Shareholders of Record: If you vote on the Internet at www.transferonline.com/proxy, simply follow the prompts for enrolling in the electronic proxy delivery service. You also may enroll in the electronic proxy delivery service at any time in the future by going directly to www.transferonline.com and following the enrollment instructions.

Beneficial Owners: If you hold your shares in a brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your bank or other holder of record regarding the availability of this service.

Please complete, sign, date and mail this Proxy Card in the accompanying postage-paid envelope even if you intend to be present at the Annual Meeting. Returning the Proxy will not limit your right to vote in person or to attend the Annual Meeting, but will ensure your representation if you cannot attend. If you hold shares in more than one name or if your stock is registered in more than one way, you may receive more than one copy of the Proxy materials. If so, please sign and return each of the Proxy Cards that you receive so that all of your shares may be voted. The Proxy is revocable at any time prior to its use.

Signature(s)	Date / /

Date / /

Note: Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.